CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited)	June 30, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.6%
COMMUNICATION SERVICES - 12.3%
Interactive Media & Services - 2.0%
Alphabet Inc., Class A Shares	33	$80,579	*

Media - 8.1%
Charter Communications Inc., Class A Shares	118	85,131	*
Comcast Corp., Class A Shares	2,193	125,045
DISH Network Corp., Class A Shares	2,783	116,329	*

Total Media		326,505

Wireless Telecommunication Services - 2.2%
T-Mobile US Inc.	601	87,043	*

TOTAL COMMUNICATION SERVICES		494,127

CONSUMER DISCRETIONARY - 6.1%
Hotels, Restaurants & Leisure - 2.7%
Booking Holdings Inc.	49	107,217	*

Specialty Retail - 3.4%
Home Depot Inc.	226	72,069
TJX Cos. Inc.	981	66,139

Total Specialty Retail		138,208

TOTAL CONSUMER DISCRETIONARY		245,425

ENERGY - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
TC Energy Corp.	2,407	119,195

FINANCIALS - 23.5%
Banks - 9.6%
Bank of America Corp.	4,671	192,585
JPMorgan Chase & Co.	1,241	193,025

Total Banks		385,610

Capital Markets - 2.5%
Charles Schwab Corp.	1,391	101,279

Consumer Finance - 5.8%
American Express Co.	977	161,430
Capital One Financial Corp.	449	69,456

Total Consumer Finance		230,886

Diversified Financial Services - 2.9%
Berkshire Hathaway Inc., Class B Shares	421	117,004	*

Insurance - 2.7%
Marsh & McLennan Cos. Inc.	386	54,302
Progressive Corp.	561	55,096

Total Insurance		109,398

TOTAL FINANCIALS		944,177

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2021 Quarterly Report	1

CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited) (cont’d)	June 30, 2021

SECURITY	SHARES	VALUE
HEALTH CARE - 7.5%
Biotechnology - 1.8%
Amgen Inc.	292	$71,175

Health Care Providers & Services - 3.0%
UnitedHeal th Group Inc.	303	121,333

Pharmaceuticals - 2.7%
Johnson & Johnson	647	106,587

TOTAL HEALTH CARE		299,095

INDUSTRIALS - 16.8%
Air Freight & Logistics - 2.3%
United Parcel Service Inc., Class B Shares	441	91,715

Electrical Equipment - 2.9%
Vertiv Holdings Co.	4,293	117,199

Industrial Conglomerates - 2.1%
Honeywell International Inc.	386	84,669

Machinery - 9.5%
Deere & Co.	539	190,111
Illinois Tool Works Inc.	442	98,813
Otis Worldwide Corp.	1,143	93,463

Total Machinery		382,387

TOTAL INDUSTRIALS		675,970

INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 4.4%
Cisco Systems Inc.	1,710	90,630
Motorola Solutions Inc.	404	87,607

Total Communications Equipment		178,237

Electronic Equipment, Instruments & Components - 3.5%
TE Connectivity Ltd.	1,026	138,725

Semiconductors & Semiconductor Equipment - 7.1%
Lam Research Corp.	237	154,216
NXP Semiconductors NV	329	67,682
QUALCOMM Inc.	432	61,746

Total Semiconductors & Semiconductor Equipment		283,644

Software - 1.0%
Microsoft Corp.	155	41,990

TOTAL INFORMATION TECHNOLOGY		642,596

MATERIALS - 6.0%
Chemicals - 4.4%
Air Products & Chemicals Inc.	367	105,579
PPG Industries Inc.	421	71,473

Total Chemicals		177,052

See Notes to Schedule of Investments.

2	ClearBridge Focus Value ESG ETF 2021 Quarterly Report

CLEARBRIDGE FOCUS VALUE ESG ETF

Schedule of investments (unaudited) (cont’d)	June 30, 2021

SECURITY		SHARES	VALUE
Construction Materials - 1.6%
Martin Marietta Materials Inc.		183	$64,381

TOTAL MATERIALS			241,433

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.		310	83,743

UTILITIES - 6.3%
Electric Utilities - 2.8%
Edison International		1,963	113,501

Multi-Utilities - 3.5%
Sempra Energy		1,057	140,031

TOTAL UTILITIES			253,532

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (COST - $3,007,065)			3,999,293

	RATE
SHORT-TERM INVESTMENTS - 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $29,366)	0.006%	29,366	29,366

TOTAL INVESTMENTS - 100.3% (Cost - $3,036,431)			4,028,659
Liabilities in Excess of Other Assets - (0.3)%			(13,800)

TOTAL NET ASSETS - 100.0%			$4,014,859

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Focus Value ESG ETF 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Focus Value ESG ETF (prior to July 1, 2021, the Fund was known as ClearBridge Focus Value ETF) (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds the shares of which trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the Authorized Participants transacting with the Fund.

Shares of the Fund are listed and traded at market prices on the Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. In addition, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, Authorized Participants are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the Authorized Participant Representatives are able to view Fund holdings. In order to create or redeem Fund shares, Authorized Participants must use an Authorized Participant Representative as an agent. To avoid unfair advantages, an Authorized Participant Representative cannot create or redeem shares directly with the Fund for its own account.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to,

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Notes to Schedule of Investments (unaudited) (cont’d)

the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$3,999,293	—	—	$3,999,293
Short-Term Investments†	29,366	—	—	29,366

Total Investments	$4,028,659	—	—	$4,028,659

†	See Schedule of Investments for additional detailed categorizations.

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